Subsequent events	12 Months Ended
Dec. 31, 2020
Subsequent events
Subsequent events

34.         Subsequent events

-	Sale of stake in Offshore International Group

A Share Purchase Agreement was signed on January 19, 2021 with one of the subsidiaries of De Jong Capital LLC. Pursuant to which Ecopetrol sold the entire 50% stake it had in Offshore International Group (OIG).

-	Non-binding offer to acquire participation in ISA

On January 27, 2021, Ecopetrol announced its interest in acquiring 51.4% of the outstanding shares of ISA, currently owned by the Colombian Government’s Ministerio de Hacienda y Credito Publico (MHCP). If the acquisition is consummated, Ecopetrol expects ISA to assist the Ecopetrol Group in increasing its exposure to new businesses aligned with global trends in electrification and decarbonization, which in turn could help leverage the Ecopetrol Group's profitable growth and improve its risk profile.

ISA operates and maintains a high voltage transmission network in Colombia, Peru, Bolivia, Brazil and Chile, among others, and participates through its subsidiaries in the toll-road business, telecommunications and management of real-time systems. Based on its public reports as filed with the Superintendencia Financiera de Colombia (the “SFC”), ISA’s consolidated revenues and net income for the third quarter of 2020 totaled COP 2.4 trillion and COP 483.8 billion, respectively; and its total assets were COP 52.3 trillion as of September 30, 2020. As of February 19, 2021, ISA’s market capitalization as reported on the Colombian Stock Exchange (BVC) was COP 25.5 trillion.

On February 12, 2021, Ecopetrol and the MHCP signed an exclusivity agreement through which the parties will carry out non-binding preliminary conversations on the terms and conditions of the potential transaction. The exclusivity period is initially scheduled to end on June 30, 2021 unless extended by mutual agreement of the parties. During this period, Ecopetrol will carry out due diligence activities on ISA and the MHCP has agreed to negotiate exclusively with Ecopetrol.

-	New operating model for the transport segment

On February 1, 2021, Cenit assumed the integral operation of its infrastructure, directly executing the local and centralized operation of its hydrocarbon transport systems. With this change, Cenit also assumes the local operation of the Ocensa, Bicentenario and ODC (Oleoducto de Colombia) systems, and consolidates itself as the leader of Ecopetrol Group’s transport segment.

-	WACC calculation methodology for liquid fuel transport

On February 8, 2021, the Energy and Gas Regulatory Commission (CREG) issued resolution 004 of 2021, whereby the Energy and Gas Regulatory Commission (CREG) establishes the WACC calculation methodology for activities regulated by CREG. Said activities include electric power distribution and transmission, and distribution and transportation of gas and liquid fuels. The discount rate for the transportation of liquid fuels through pipelines will be calculated and applied once the rate methodology for this activity is updated. In accordance with the CREG’s regulatory agenda, the methodology proposal is expected to be issued for comments during the second half of 2021 and the final document is expected to be published at the end of the year.